This Alliance Agreement (this "Agreement") is entered into between Dell Products L.P. having its principal place of business at One Dell Way, Round Rock, Texas 78682 ("Dell") and the party executing this agreement below ("ICONIX INTERNATIONAL INC."), as of the day on which it is accepted by Dell as set forth below (the "Effective Date").

Whereas:
Dell is a manufacturer and distributor of computer hardware ("Dell Systems").

Whereas:
ICONIX INTERNATIONAL INC. is a developer of certain other computer-related products or services ("ICONIX INTERNATIONAL INC, Products").

Whereas:
The parties recognize and agree that compatibility of the ICONIX INTERNATIONAL INC. Products with Dell Systems will benefit both parties, as would the marketing of such compatibility.

Now, Therefore, the parties agree as follows:

--------------------------------------------------------------------------------
Definitions:

1.
"Certification" and "Certified" means that ICONIX INTERNATIONAL INC. Products listed on Addendum A have been tested by ICONIX INTERNATIONAL INC. in accordance with ICONIX INTERNATIONAL INC.'s designated Testing Criteria and to the best of ICONIX INTERNATIONAL INC.'s and, If requested by Dell, at Dell's reasonable determination are free and clear of defect when used in conjunction with Dell products.

2.
"Testing Criteria" means the criteria promulgated by ICONIX INTERNATIONAL INC. (and, if requested by Dell, approved by Dell) from time to time for determining certification of ICONIX INTERNATIONAL INC. Products with Dell Systems.

3.
"Change of Control" shall be deemed to have occurred if any person, entity or group comes to own, directly or indirectly, beneficially or of record, voting securities or any form of controlling interest which represents more than 50% of the total voting power of one of the parties to this Agreement.

----------------------------------------------------------------------------
A.
Alliance Relationship

Upon the Effective Date, ICONIX INTERNATIONAL INC. shall become a member of Dell's Direct Effect(TM)Program, as modified by Dell from time to time in Dell's sole discretion. ICONIX INTERNATIONAL INC. agrees that such participation shall be subject to the following obligations:

1.
ICONIX INTERNATIONAL INC. must be and remain in the business oriented, computer-related product business.
2.
ICONIX INTERNATIONAL INC. should have revenue of approximately U.S. $10,000,000 per year, or a demonstrated track record in the computer industry.
3.
The ICONIX INTERNATIONAL INC. Products must be deployable In a Microsoft Windows(R), Microsoft Windows NT(R), Linux(R), SCO(R), Solaris(R), or Novell Netware(R)environment.
4.
The ICONIX INTERNATIONAL INC. Products must be consistent with Dell's current and anticipated products and activities, in Dell's discretion.
5.
The ICONIX INTERNATIONAL INC. warrants that (i) its Products can be marketed by Dell to its customers as Certified; and (ii) that its Products on an ongoing basis shall be able to accurately process date data (including, but not limited to, calculating, comparing, and sequencing) between the twentieth and twenty-first centuries (including, but not limited to, the change from December 31, 1999 to January 1, 2000 and recognition of the Year 2000 as a leap year) and
(iii) that ICONIX INTERNATIONAL INC.'S marketing and product information, direct or implied, provided to Dell shall be accurate and truthful and supported by competent and reliable tests or other objective data.
-----------------------------------------------------------------------------

B.
Testing

ICONIX INTERNATIONAL INC. shall perform Certification testing for each version of the ICONIX INTERNATIONAL INC. Products at ICONIX INTERNATIONAL INC.'s sole cost and expense. Dell agrees to provide ICONIX INTERNATIONAL INC. with reasonable telephonic and documentary assistance in obtaining Certification. ICONIX INTERNATIONAL INC. agrees to provide Dell (at Dell's written request) with the results of all testing of each ICONIX INTERNATIONAL INC. Products version upon completion of such testing, provided, that Dell shall not publish such test results without obtaining ICONIX INTERNATIONAL INC.'s prior written consent, which shall not be unreasonably withheld by ICONIX INTERNATIONAL INC..
--------------------------------------------------------------------------------

C.
Dell's Responsibilities

Provided that ICONIX INTERNATIONAL INC. is in compliance with the terms and conditions of this Agreement and Dell's Direct Effect Program Guidelines, Dell agrees to:

1.
List the ICONIX INTERNATIONAL INC. Products on Dell's Direct Effect Alliance Catalogue web page. Dell will include a description of the ICONIX INTERNATIONAL INC. Products and ICONIX INTERNATIONAL INC. contact information.
2.
Dell will provide ICONIX INTERNATIONAL INC. with alliance marketing materials in soft copy form, for ICONIX INTERNATIONAL INC.'s use in trade shows, which identify ICONIX INTERNATIONAL INC. as a Dell Direct Effect Program member. ICONIX INTERNATIONAL INC. is responsible for its own costs in printing and materials.
3.
Upon agreement of the parties and execution of all applicable licensing and/or distribution agreements, Dell will include the ICONIX INTERNATIONAL INC. Products in the DellWare Catalog.
4.
Provide ICONIX INTERNATIONAL INC. with all materials and product updates made generally available to the Dell Direct Effect Program members.
5.
Permit ICONIX INTERNATIONAL INC. to use the Dell Direct Effect logo for ICONIX INTERNATIONAL INC.'s marketing materials, provided that such use is in accordance with the Guidelines attached as Addendum B.
--------------------------------------------------------------------------------
D.
ICONIX INTERNATIONAL INC.'s Responsibilities

ICONIX INTERNATIONAL INC. agrees to perform the following obligations:

1.
ICONIX INTERNATIONAL INC. hereby grants to Dell the right to use ICONIX INTERNATIONAL INC.'s trademarks, trade names and product names, as listed in Addendum A, on Dell's web site and in other marketing materials to indicate that the ICONIX INTERNATIONAL INC. Products are compatible with the applicable Dell Systems.
2.
ICONIX INTERNATIONAL INC. will be responsible for all end user support for the ICONIX INTERNATIONAL INC. Products.
3.
ICONIX INTERNATIONAL INC. will provide Dell with a description of the ICONIX INTERNATIONAL INC. Products and provide ICONIX INTERNATIONAL INC. contact Information.
4.
ICONIX INTERNATIONAL INC. will, upon agreement of the parties, refer to the Dell Direct Effect Program and post Dell URL or the Direct Effect Program URL on ICONIX INTERNATIONAL INC.'s web site. ICONIX INTERNATIONAL INC. will immediately cease use of the URL and Logo on its web site upon notification by Dell that it is in material breach of this Agreement.
--------------------------------------------------------------------------------
E.
Confidentiality

ICONIX INTERNATIONAL INC. and Dell acknowledge that, in the course of dealings between the parties, each party may acquire information or materials about the other party, its business activities and operations, its technical information and trade secrets, which are of a confidential or proprietary nature. Information will be treated as confidential (x) if it is marked or accompanied by documents clearly and conspicuously designating them as "confidential" or the equivalent; or (y) if it is identified by the disclosing party as confidential before, during or promptly after the presentation or communication. Each party will use the same degree of care, but no less than a reasonable degree of care, as the party uses with respect to its own similar information to protect the information and to prevent (a) any use of information not authorized in this Agreement, (b) dissemination of information to any employee of the party without a need to know, (c) communication of information to any third party, or (d) publication of information which (i) was known to the receiving party before receipt from the disclosing party; (ii) is or becomes publicly available through no fault of the receiving party; (iii) is rightfully received by the receiving party from a third party without a duty of confidentiality; (iv) is disclosed by the disclosing party to a third party without a duty of confidentiality on the third party; (v) is independently developed by the receiving party without a breach of this Agreement; or (vi) is disclosed by the receiving party with the disclosing party's prior written approval. If a receiving party is required by a government body or court of law to disclose information, the receiving party agrees to give the disclosing party reasonable advance notice so that disclosing party may contest the disclosure or seek a protective order. Each party warrants that it has the right to disclose its confidential information. Each party agrees to return to the other party, or to destroy (and to certify the destruction in writing to the other party), all materials containing any confidential information of the other party, regardless of the media and regardless of by whom prepared, within ten (10) days after demand for the materials or in any event within ten (10) days after termination or expiration of this Agreement. The parties further agree that this section will remain in effect for a period of 3 years from the termination date of this Agreement.

Each party agrees that by disclosing information under this Agreement, neither party grants to the other party any express or implied right or license under the disclosing party or affiliate's, patents, copyrights, trademarks, trade names, service marks, proprietary designations, or other intellectual property.
--------------------------------------------------------------------------------
F.
No Representations

Neither party will make any representations or create any warranties, express or implied, concerning the other party's products or services, other than those stated in their respective product documentation. Neither party shall have any obligation to license, install or provide technical support for the other's products nor represent or infer any such support or maintenance obligation to its customers or prospective customers.
--------------------------------------------------------------------------------

G.
Trademarks & Logos

All trademarks, service marks, trade names or other words or symbols ("Marks") identifying each party's products and services are and will remain their respective exclusive property. Neither party will take any action that jeopardizes the other party's proprietary rights or acquire any rights in the Marks. Any use of either party's marks as permitted hereunder, shall be made only if the party clearly and properly identifies the other party's ownership of such Marks and provided each party receives prior written consent to each such use of the other party's Marks. The right to use the other party's Marks may be terminated at any time upon written notice. No license to use any Dell or ICONIX INTERNATIONAL INC. logo is granted in this section.

--------------------------------------------------------------------------------
H.
Approval of Press Releases

Neither party shall issue a press release or other public announcement concerning the terms and conditions of this Agreement or its relationship with the other party, without the prior written consent of such other party.

--------------------------------------------------------------------------------

I.
Termination

This agreement will automatically renew for 1-year terms unless one party informs the other of its intent to terminate the agreement 30 days before the end of the current term. Either party may terminate this agreement without cause with 30 days prior written notice to the other party. If either party undergoes a Change of Control, the other party shall have the option to immediately terminate this Agreement.

Upon termination of this Agreement, each party shall return to the other (or certify destruction of) all Confidential Information, including, but not limited to, software and related materials, in its possession provided by the other party for purposes of this Agreement.

In the event of expiration or termination of this Agreement, the terms of Sections E, F, G, J, M, and N will survive.
--------------------------------------------------------------------------------

J.
Status of ICONIX INTERNATIONAL INC.

ICONIX INTERNATIONAL INC. is an independent contractor under this Agreement and nothing in this Agreement authorizes ICONIX INTERNATIONAL INC. to act as an agent of Dell or bind Dell to any transaction. Nothing in this Agreement authorizes Dell to act as an agent of ICONIX INTERNATIONAL INC. or bind ICONIX INTERNATIONAL INC. to any transaction. It is expressly understood that this Agreement does not establish a franchise relationship, legal partnership or joint venture. Each party is solely responsible for its employees, including terms of employment, wages, hours, taxes and any required insurance. ICONIX INTERNATIONAL INC. acts at its own risk and has not received nor is reliant upon any representation by Dell as to anticipated profits or revenue from this Alliance Agreement.
--------------------------------------------------------------------------------

K.
Purchase of Demonstration and Support Equipment

As a Direct Effect Program member, ICONIX INTERNATIONAL INC. shall be entitled to purchase Dell Systems for the sole purpose of Certification, Demonstration and Support of ICONIX INTERNATIONAL INC. Products as certified, at a Direct Effect Program discount to be determined from Dell from time to time. Equipment purchased under the Direct Effect Program, at the specified discount, shall not include any additional discounts or special promotions that Dell may offer at the time of purchase. Such Dell Systems shall not be sold or otherwise transferred by ICONIX INTERNATIONAL INC. in the ordinary course of ICONIX INTERNATIONAL INC.'s business (i.e. such Dell Systems are not to be sold as ICONIX INTERNATIONAL INC.'s inventory in the ordinary course of business). ICONIX INTERNATIONAL INC.'s purchases under this provision shall be limited to the following maximum amounts in each 12 calendar month period under this
Agreement:

1.  one (1) Dell PowerEdge(R) Server
2.  one (1) Dell Precision(R) Workstation
3.  one (1) Dell desktop computer (Optiplex(R)model)
4.  one (1) Dell portable computer (either Latitude(R))

The ICONIX INTERNATIONAL INC. is permitted to use the Dell Premier Page(sm) usernames and passwords and to place on-line orders for purchases of computer systems and/or related products with Dell, provided that such use is in accordance with the Guidelines attached as Addendum C.
-----------------------------------------------------------------------------

L.
Freedom of Action

Nothing in this Agreement shall be construed as prohibiting or restricting either party from independently developing or acquiring and marketing materials, programs or software which are competitive with those of the other party or from entering into the same or similar agreements with others.
------------------------------------------------------------------------

M.
Limitation of Liability/INDEMNITY

In the event of failure of either party to fulfill any of its obligations hereunder, the exclusive remedy of the other party under this Agreement shall be to request performance of such obligation. If such performance is not rendered, the other party's sole remedy shall be to terminate this Agreement. Notwithstanding the foregoing,

(i)
either party shall be entitled to enforce its rights regarding confidential information, patents, copyrights, trademarks or tradenames as provided for herein, by any appropriate action, including actions for damages and equitable relief;

(ii)
ICONIX INTERNATIONAL INC. shall indemnify, defend and hold Dell and its subsidiaries and affiliates harmless from and against any and all third party claims, demands, liabilities, losses, damages, judgments, or settlements, including all reasonable attorney's fees, and related expenses (a) directly or indirectly resulting from any claimed violation of the warranties in Section A5, or (b) arising out of or in connection with any alleged or actual infringement by ICONIX INTERNATIONAL INC. and/or ICONIX INTERNATIONAL INC. Product(s) of a copyright, patent, trademark, trade secret or other intellectual property right of any third party.

EXCEPT FOR LIABILITY UNDER (i) or (ii) directly above, IN NO EVENT SHALL EITHER PARTY HAVE ANY RIGHT HEREUNDER AGAINST THE OTHER FOR ANY INDIRECT, SPECIAL, OR INCIDENTAL DAMAGES, LOST PROFITS OR OTHER CONSEQUENTIAL DAMAGES, EVEN IF ADVISED O F THE POSSIBILITY OF SUCH DAMAGES.
----------------------------------------------------------------------------

N.
Miscellaneous

1.
Amendments; Waivers. This Agreement may not be amended except by a subsequently dated written instrument signed on behalf of both parties by a duly authorized person. No waiver of any term or condition is valid unless it is in writing and signed by a duly authorized person of the party charged with the waiver. A valid waiver is limited to the specific situation for which it is given.

2.
Assignment. This Agreement may not be assigned, or otherwise transferred, in whole or in part, by either party without the prior written consent of the other party, which the other party will not unreasonably withhold, condition or delay except that Dell may assign this Agreement, or any of its rights or obligation s under this Agreement, to any of its subsidiaries or affiliates without consent of ICONIX INTERNATIONAL INC.. Any attempted assignment in violation of the foregoing will be void.

3.
Compliance. Each party agrees to comply with all applicable laws, rules, regulations and orders of the United States and any other state or country with jurisdiction over each party's activities in performance of its obligations under this Agreement, including without limitation all applicable import or export regulations and all licensing or permitting requirements.

4.
GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

5.
Independent Contractors. The parties are independent contractors and neither party is an employee, agent, servant, representative, partner, or joint venturer of the other. Neither party has the right or ability to bind the other to any agreement with a third party or to incur any obligation or liability on behalf of the other party without the other party's written consent.

6.
Severance. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is found to violate a law, it will be severed from the rest of the Agreement and ignored.

7.
Entire Agreement. This Agreement constitutes the entire understanding of the parties with respect to the subject matter hereof and merges all prior written or oral communications, understandings, and agreements with respect to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized representatives, to be effective as of the Effective Date stated above.

DELL PRODUCTS L.P.
[ICONIX INTERNATIONAL INC.]


By:    /s/
   -----------
By:    /s/
   -----------
Printed Name: Debbie Durin
Printed Name: Greg McLelland
Title: Manager, Business Operations
Title: President
Date: 9-29-99
Date: 09/10/99

                                   Addendum A
                                   ----------

                       ICONIX INTERNATIONAL INC. PRODUCTS

                                   Addendum B

1.
Downloadable Direct Effect Logos. Usage of this logo must always be accompanied by the following legal text:
o
The Dell Direct Effect Alliance Program logo is a trademark of Dell Computer Corporation. Use of the logo means the product has been certified and is supported by ICONIX INTERNATIONAL INC. on Dell hardware.

Alteration of any Dell Direct Effect Alliance Program logo (other than sizing) after file download is strictly prohibited.

2.
Color: The color designated for the Dell Direct Effect Alliance Program is PMS 300 Blue from the Panatone Matching System. If process colors are used PMS 300 should be matched as 100% cyan, 40% magenta. The logo may be reversed from any color background as long as sufficient contrast exists to ensure readability.

3.
Space: The minimum space surrounding the Dell Direct Effect Alliance Program logo is 1/4 inch from the top, the bottom or either side. No other graphic elements should infringe on this space.

4.
Minimum Size: The Dell Direct Effect Alliance Program logo must never appear smaller than1/2an inch in height.

                                   Addendum C
                                   -----------

This addendum will confirm the understanding between DELL and ICONIX INTERNATIONAL INC. regarding the issuance to ICONIX INTERNATIONAL INC. of Premier Page(sm) usernames and passwords ("Purchasing Codes") that will allow ICONIX INTERNATIONAL INC. to place on-line orders for purchases ("Purchase Orders") of computer systems and/or related products ("Products") with Dell.

1.
Terms and Conditions. In the absence of a current Customer Purchase Agreement between Dell and ICONIX INTERNATIONAL INC., Dell's standard terms and conditions of sale shall apply. Any attempt to alter or amend those terms and conditions or to enter an order for Products that is subject to additional or altered terms and conditions will be null and void, unless otherwise agreed to in a written agreement signed by both ICONIX INTERNATIONAL INC. and Dell.

2.
Issuance of Purchasing Codes. Upon the request of the ICONIX INTERNATIONAL INC., Dell will create a Premier Page for the ICONIX INTERNATIONAL INC.. Once the ICONIX INTERNATIONAL INC. Premier Page is created, Dell will issue a set of usernames and passwords to the ICONIX INTERNATIONAL INC. that Dell may revise from time to time for security purposes. ICONIX INTERNATIONAL INC. may use these Purchasing Codes to access the ICONIX INTERNATIONAL INC. Premier Page and place on-line Purchase Orders. Upon receipt of an executed original of this Agreement, Dell will recognize all on-line Purchase Orders submitted via the Premier Page as valid Purchase Orders.

3.
Purchasing Codes. ICONIX INTERNATIONAL INC.'s Purchasing Codes are required so that Dell may accept an on-line Purchase Order. By submitting on-line Purchase Orders via Premier Pages using ICONIX INTERNATIONAL INC.'s Purchasing Codes to access the Premier Page, ICONIX INTERNATIONAL INC. authorizes Dell to carry out instructions included in the Purchase Order. ICONIX INTERNATIONAL INC. acknowledges its duty to hold the Purchasing Codes in strictest confidence and agrees to maintain control over the Purchasing Codes, revealing its Purchasing Codes only to those ICONIX INTERNATIONAL INC. employees, representatives or agents authorized to place Product and/or services orders with Dell. If ICONIX INTERNATIONAL INC. believes or has reason to believe its Purchasing Codes have been revealed to or obtained by unauthorized individuals, ICONIX INTERNATIONAL INC. will contact Dell immediately so that Dell may deactivate the Purchasing Codes. ICONIX INTERNATIONAL INC. further agrees that use of the Purchasing Codes in connection with an on- line Purchase Order will be deemed a signed and written purchase order, that ICONIX INTERNATIONAL INC. intends the order to be legally binding, and ICONIX INTERNATIONAL INC. will not contest the validity or enforcement of any obligation on the ground that the Purchase Order is not written or signed.

4.
ICONIX INTERNATIONAL INC.'s Liability. ICONIX INTERNATIONAL INC. agrees that full payment for any Purchase Order made using ICONIX INTERNATIONAL INC.'s Purchasing Codes will be ICONIX INTERNATIONAL INC.'s responsibility.


Exhibit (10)

TIC Tengtu International Corp.
19101 36 Ave. West Suite 211
Lynnwood, WA 98036
Tel: 206-771 8855
Fax: 206-771 8917

January 1, 1997

Mr. Jing(Jack) Lian
3806 169 th S.W
Lynnwood, WA 98037

Dear Jing,

I am pleased to confirm the terms of our offer of employment to you for the Position of Manager - Managing director, VP of Tengtu International Corp for 1997.

The salary will be $80,000 per year, payable monthly plus an annual bonus dependent on the achievement of specific objectives which we will establish and agree with you as soon as feasible. In addition, we will provide full medical & dental insurance benefits. You will commence full-time employment with us effective January 1, 1996.

We will be pleased to welcome you on board as a key member of our team, and look forward to facing the exciting challenges which lie ahead of us. If you are agreeable to these terms, please indicate your acceptance by your signature below.

Yours sincerely,


/s/
Pak Cheung

Accepted:        /S/       Date:      1/1/97
          ----------------       -----------